UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2007

uBid.com Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-50995	52-2372260
(Commission File Number)	(IRS Employer
Identification No.)
8725 W. Higgins Road, Suite 900 Chicago, Illinois 60631
(Address of Principal Executive Offices) (Zip Code)

(773) 272-5000
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On April 25, 2007, uBid.com Holdings, Inc. (the “Company”) entered into a Stock Repurchase Agreement with a group of private investors under common management to repurchase 2,135,550 shares of the Company’s common stock and warrants to purchase 580,937 shares of the Company’s common stock held by such private investors for $1.05 per share or an aggregate purchase price of $2,242,327.50. These shares and warrants repurchased in this privately negotiated transaction were originally acquired by the private investors in the Company’s private placement that initially closed on December 29, 2005.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit 99.1	Press release dated April 25, 2007

Exhibit 99.2	Stock Repurchase Agreement dated April 25, 2007

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 27, 2007

UBID.COM HOLDINGS, INC.

By:	/s/ Miguel A. Martinez, Jr.
Miguel A. Martinez, Jr.
Vice President, Finance

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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

EXHIBIT INDEX TO FORM 8-K

Date of Report: .:	Commission File No
April 25, 2007	000-50995

UBID.COM HOLDINGS, INC.

EXHIBIT NO.	ITEM

Exhibit 99.1	Press release dated April 25, 2007

Exhibit 99.2	Stock Repurchase Agreement dated April 25, 2007

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